UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 17, 2026

FLUENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37893	77-0688094
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Vesey Street, 9th Floor New York, New York	10282
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (646) 669-7272

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0005 par value per share	FLNT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 17, 2026, Fluent, Inc. (the "Company") held its 2026 Annual Meeting of Stockholders (the "Annual Meeting") virtually. The total number of shares represented in person or by proxy at the Annual Meeting was 24,933,091 of the 29,815,712 shares of the Company's common stock outstanding and entitled to vote at the Annual Meeting as of the April 23, 2026 record date. The following matters were voted upon at the Annual Meeting:

(1)	The election of seven directors to serve for a one year term until the 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified:

Director Nominee	For	Against	Abstain	Broker Non-Vote
Matthew Conlin	20,931,274	165,863	5,841	3,830,113
James P. Geygan	20,983,760	112,050	7,168	3,830,113
David A. Graff	20,983,013	112,798	7,167	3,830,113
Barbara Shattuck Kohn	20,932,208	164,936	5,834	3,830,113
Donald Mathis	20,986,508	110,671	5,799	3,830,113
Richard Pfenniger, Jr.	20,931,540	164,233	7,205	3,830,113
Ryan Schulke	20,980,293	116,885	5,800	3,830,113

(2)	The approval, on an advisory basis, of the 2025 Compensation of the Company's named executive officers (Say-on-Pay):

For	Against	Abstain	Broker Non-Vote
20,724,713	369,203	9,062	3,830,113

(3)	The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026:

For	Against	Abstain
24,642,074	257,660	33,357

(4)
The approval, or purposes of complying with Nasdaq Listing Rules 5635(b) and 5635(c), pre-funded warrants issued pursuant to those certain securities purchase agreements dated as of May 15, 2025 to certain of the Company’s directors and/or officers and any shares of the Company’s common stock issuable upon exercise thereof:

For	Against	Abstain	Broker Non-Vote
20,976,577	120,411	5,990	3,830,113

(5)
The approval, for purposes of complying with Nasdaq Listing Rules 5635(b) and 5635(c), pre-funded warrants issued pursuant to those certain securities purchase agreements dated as of August 19, 2025 to certain of the Company’s directors and/or officers and any shares of the Company’s common stock issuable upon exercise thereof:

For	Against	Abstain	Broker Non-Vote
20,976,658	120,326	5,994	3,830,113

(6)	The approval of an Amended and Restated Certificate of Incorporation to provide for exculpation of officers as permitted by recent amendments to Delaware law:

For	Against	Abstain	Broker Non-Vote
20,923,709	173,436	5,833	3,830,113

(7)	The approval of an amendment to the Fluent, Inc. 2022 Omnibus Equity Incentive Plan to increase the number of shares of common stock reserved thereunder to 5,566,666 shares from 3,666,666 shares:

For	Against	Abstain	Broker Non-Vote
19,728,486	1,365,509	8,983	3,830,113

(8)
The approval of an adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of any of the foregoing proposals if there are not sufficient votes to approve any such proposals:

For	Against	Abstain
24,084,952	758,043	90,096

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereinto duly authorized.

Fluent, Inc.

June 17, 2026	By:	/s/ Donald Patrick
	Name:	Donald Patrick
	Title:	Chief Executive Officer